                                                                    EXHIBIT 10.1


             COMPENSATION OPTIONS TO PURCHASE EXCHANGEABLE SHARES OF

                          IMAGE PROCESSING SYSTEMS INC.
              (EXISTING UNDER THE LAWS OF THE PROVINCE OF ONTARIO)

                                   VOID AFTER

                                DECEMBER 17, 2001


         THIS CERTIFIES that, for value received, Sprott Securities Inc. (the "Holder"), is the registered holder of 21,285 compensation options (the "Compensation Options") which entitle the holder, subject to the terms and conditions set forth in this Compensation Option Certificate, to purchase from Image Processing Systems Inc. (the "Company"), up to 21,285 exchangeable shares of the Company (the "Shares"), at any time until 5:00 p.m. (Toronto time) on December 17, 2001 (the "Time of Expiry") on payment of $26.40 per Share (the "Exercise Price"). The number of Shares which the Holder is entitled to acquire upon exercise of the Compensation Options and the Exercise Price are subject to adjustment as hereinafter provided.

1.       EXERCISE OF COMPENSATION OPTIONS

         (a) ELECTION TO PURCHASE. The rights evidenced by this certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an Election to Purchase in substantially the form attached hereto as Schedule 1, properly completed and executed, together with payment of the Exercise Price for the number of Shares specified in the Election to Purchase at the office of the Company at 221 Whitehall Drive, Markham, Ontario, L3R 9T1, or such other address in Canada as may be notified in writing by the Company (the "Company Office"). In the event that the rights evidenced by this certificate are exercised in part, the Company shall, contemporaneously with the issuance of the Shares issuable on the exercise of the Compensation Options so exercised, issue to the Holder a Compensation Options Certificate on identical terms in respect of that number of Shares in respect of which the Holder has not exercised the rights evidenced by this certificate.

         (b) EXERCISE. The Company shall, on the date it receives a duly executed Election to Purchase and the Exercise Price for the number of Shares specified in the Election to Purchase (the "Exercise Date"), issue that number of Shares specified in the Election to Purchase.

         (c) SHARE CERTIFICATES. As promptly as practicable after the Exercise Date, the Company shall issue and deliver to the Holder, registered in such name or names as the Holder may direct or if no such direction has been given, in the name of the Holder, a certificate or certificates for the number of Shares specified in the Election to Purchase. To the extent permitted by law, such exercise shall be
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                 deemed to have been effected as of the close of business on the
                 Exercise Date, and at such time the rights of the Holder with respect to the number of Compensation Options which have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for Shares shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares represented thereby.

         (d) FRACTIONAL SHARES. No fractional Shares shall be issued upon exercise of any Compensation Options and no payments or adjustment shall be made upon any exercise on account of any cash dividends on the Shares issued upon such exercise. If any fractional interest in a Share would, except for the provisions of the first sentence of this Section 1(d), be deliverable upon the exercise of a Compensation Options, the Company shall, in lieu of delivering the fractional share therefor, pay to the Holder an amount in cash equal to the Fair Market Value (as hereinafter defined) of such fractional interest.

         (e)     CORPORATE CHANGES

                 (i) Subject to paragraph 1(e)(ii) hereof, if, after December 22, 2000 and prior to the Time of Expiry, the Company shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets, whether or not the Company is the surviving entity, the number of Compensation Options evidenced by this certificate shall be adjusted so as to apply to the securities to which the holder of that number of Shares of the Company subject to the unexercised Compensation Options would have been entitled by reason of such reorganization, merger, dissolution or sale of all or substantially all of its assets (the "Event"), and the Exercise Price shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to the Event by the number of Shares subject to the unexercised Compensation Options immediately prior to the Event, and dividing the product thereof by the number of securities to which the holder of that number of Shares subject to the unexercised Compensation Options would have been entitled to by reason of such Event.

                 (ii) If the Company is unable to deliver securities to the Holder pursuant to the proper exercise of a Compensation Options, the Company may satisfy such obligations to the Holder hereunder by paying to the Holder in cash the difference between the Exercise Price of all unexercised Compensation Options granted hereunder and the Fair Market Value of the securities to which the Holder would be entitled to upon exercise of all unexercised Compensation Options. Adjustments under this subparagraph (e) or (subject to subparagraph (o)) any determinations as to the Fair Market Value of any securities shall be made by the board of directors of the Company, or any committee thereof specifically designated by the board of directors to be responsible therefor, and any reasonable determination
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                        made by such board or committee thereof shall be binding
                        and conclusive, subject only to any disputes being resolved by the Company's auditors, whose determination shall be binding and conclusive.

         (f)     SUBDIVISION OR CONSOLIDATION OF SHARES

                 (i) In the event that, after December 22, 2000 and prior to the Time of Expiry, the Company shall subdivide its outstanding exchangeable shares into a greater number of Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding exchangeable shares of the Company shall be consolidated into a smaller number of Shares, the Exercise Price in effect immediately prior to such consolidation shall be proportionately increased.

                 (ii) Upon each adjustment of the Exercise Price as provided herein, the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Shares (calculated to the nearest tenth of a Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (g) CHANGE OR RECLASSIFICATION OF SHARES. In the event that, after December 22, 2000 and prior to the Time of Expiry, the Company shall change or reclassify its outstanding exchangeable shares into a different class of securities, the rights evidenced by the Compensation Options shall be adjusted as follows so as to apply to the successor class of securities:

                 (i) the number of the successor class of securities which the Holder shall be entitled to acquire as part of the Shares shall be that number of the successor class of securities which a holder of that number of Shares subject to the unexercised Compensation Options immediately prior to the change or reclassification would have been entitled to by reason of such change or reclassification; and

                 (ii) the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the change or reclassification by the number of Shares subject to the unexercised Compensation Options immediately prior to the change or reclassification, and dividing the product thereof by the number of shares determined in paragraph 1(g)(i) hereof.

         (h) OFFERING TO SHAREHOLDERS. If and whenever at any time after December 22, 2000 and prior to the Time of Expiry, the Company shall fix a record date or if a date of entitlement to receive is otherwise established (any such date being hereinafter referred to in this Subsection 1(h) as the "record date") for the issuance of rights,
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                 options or warrants to all or substantially all the holders or the outstanding exchangeable shares of the Company entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase exchangeable shares of the Company or securities convertible into or exchangeable for exchangeable shares at a price per share or, as the case may be, having a conversion or exchange price per share less than 95% of the Fair Market Value (as hereinafter defined) on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of exchangeable shares outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate subscription or purchase price of the total number of additional exchangeable shares offered for subscription or purchase or, as the case may be, the aggregate conversion or exchange price of the convertible or exchangeable securities so offered by such Fair Market Value, and of which the denominator shall be the total number of exchangeable shares outstanding on such record date plus the total number of additional exchangeable shares so offered (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); exchangeable shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights or warrants are not so issued or any such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of exchangeable shares or conversion or exchange rights contained in convertible or exchangeable securities actually issued upon the exercise of such rights or warrants, as the case may be.

         (i) CARRY OVER OF ADJUSTMENTS. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price.

         (j) NOTICE OF ADJUSTMENT. Upon any adjustment of the number of Shares and upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of Shares or other securities subject to the unexercised Compensation Options resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Holder there shall be transmitted
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                 promptly to the Holder a statement of the firm of independent chartered accountants retained to audit the financial statements of the Company to the effect that such firm concurs in the Company's calculation of the change.

         (k) OTHER NOTICES. In case at any time after December 22, 2000 and prior to the Time of Expiry:

                 (i) the Company shall declare any dividend upon its exchangeable shares payable in Shares;

                 (ii) the Company shall offer for subscription pro rata to the holders of its exchangeable shares any additional shares of any class or other rights;

                 (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation, amalgamation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                 (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding- up of the Company,

                 then, in any one or more of such cases, the Company shall give to the Holder (A) at least 10 days' prior written notice of the date on which a record date shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause
                 (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of exchangeable shares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of exchangeable shares shall be entitled to exchange their exchangeable shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.


         (l) SHARES TO BE RESERVED. The Company will at all times keep available, and reserve if necessary under Canadian law, out of its authorized exchangeable shares, solely for the purpose of issue upon the exercise of the Compensation Options, such number of Shares as shall then be issuable upon the exercise of the Compensation Options. The Company covenants and agrees that all Shares which shall be so issuable will, upon issuance, be duly authorized and issued as fully paid and non-assessable. The Company will take all such actions as may be necessary to ensure that all such Shares may be so issued without violation of any applicable requirements of any exchange upon which the exchangeable shares of the Company may be listed or in respect of which the exchangeable shares are qualified for unlisted trading privileges. The Company will take all such actions are within its power to ensure that all such Shares may be so issued without violation of any applicable law.

         (m) ISSUE TAX. The issuance of certificates for Shares upon the exercise of Compensation Options shall be made without charge to the Holder for any issuance tax in respect thereto, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

         (n) FAIR MARKET VALUE. For the purposes of any computation hereunder, the "Fair Market Value" at any date shall be the weighted average sale price per share for the exchangeable shares of the Company for the 20 consecutive trading days immediately before such date on The Toronto Stock Exchange or such other stock exchange on which the exchangeable shares of the Company may then be listed, or, if the shares or any other security in respect of which a determination of Fair Market Value is being made are not listed on any stock exchange, the Fair Market Value shall be determined by the directors of the Company, which determination shall be conclusive. The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

2.       REPLACEMENT

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Compensation Options Certificate and, if requested by the Company, upon delivery of a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of this Compensation Options Certificate), the Company will issue to the Holder a replacement certificate (containing the same terms and conditions as this Compensation Options Certificate).

3.       EXPIRY DATE

         The Compensation Options shall expire and all rights to purchase Shares hereunder shall cease and become null and void at 5:00 p.m. (Toronto time) on December 17, 2001.

4.       COVENANT

         So long as any Compensation Options remain outstanding the Company covenants that it shall do or cause to be done all things necessary to maintain its status as a reporting issuer not in default in the province of Ontario.

5.       INABILITY TO DELIVER SHARES

         If for any reason, other than the failure or default of the Holder, the Company is unable to issue and deliver the Shares or other securities as contemplated herein to the Holder upon the proper exercise by the Holder of the right to purchase any of the Shares covered by this Compensation Options Certificate, the Company may pay, at its option and in complete satisfaction of its obligations hereunder, to the Holder, in cash, an amount equal to the difference between the Exercise Price and the Fair Market Value of such Shares or other securities on the Exercise Date.

6.       GOVERNING LAW

         The laws of the Province of Ontario and the laws of Canada applicable therein shall govern the Compensation Options.

7.       SUCCESSORS

         This Compensation Options Certificate shall enure to the benefit of and shall be binding upon the Holder and the Company and their respective successors.

         IN WITNESS WHEREOF the Company has caused this Compensation Options Certificate to be signed by its duly authorized officers and its corporate seal hereto affixed.

         DATED as of the 22nd day of December, 2000.


                                           IMAGE PROCESSING SYSTEMS INC.


                                           Per: /s/ RICHARD L. DISSLY
                                               ---------------------------------



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                                  SCHEDULE "1"

                              ELECTION TO EXERCISE


         The undersigned hereby irrevocably elects to exercise the number of Compensation Options of Image Processing Systems Inc. set out below for the number of Shares (or other property or securities subject thereto) as set forth below:


         (a)  Number of Compensation Options to be Exercised:
                                                                                -------------

         (b)  Number of Shares to be Acquired:
                                                                                -------------

         (c)  Exercise Price per Share:                                         $
                                                                                 -----------

         (d)  Aggregate Purchase Price [(B) MULTIPLIED BY (C)]                  $
                                                                                 -----------


and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Shares to be registered and a certificate therefor to be issued as directed below.


         DATED this          day of                              ,           .
                    --------        ----------------------------   ---------


                                               SPROTT SECURITIES INC.


                                               Per:
                                                   -----------------------------


DIRECTION AS TO REGISTRATION

NAME OF REGISTERED HOLDER:
                                            ------------------------------------
ADDRESS OF REGISTERED HOLDER:
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